                                                                   EXHIBIT 10.44

                                   EXHIBIT B


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (I) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (II) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (IV) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.


                                                             As of June 19, 1997
                                                                      No. CS-001

                         CONCENTRIC NETWORK CORPORATION

                          AMENDED AND RESTATED COMMON
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, Williams Communications Group, Inc., a Delaware corporation, is entitled to subscribe for and purchase, subject to the provisions and upon the terms and conditions hereinafter set forth, that number of shares of the fully paid and nonassessable Common Stock of Concentric Network Corporation, a Florida corporation (the "Company") equal to the quotient obtained by dividing: (X) where X is the principal amount of the Note (as defined below) held by the holder of this Warrant plus accrued interest thereon, by (Y) where Y is the product of (i) 4 and (ii) (Z), where Z is the initial price per share of the first to occur of the following: (a) the initial public offering of the Company's Common Stock having an aggregate price to the public of at least $40 million (the "IPO") or (b), the price per share of the Company's Preferred Stock in a private financing (the "Private Financing") having an aggregate price of at least $40 million (including for purposes of determining the aggregate price of the IPO or the Private Financing: (i) the principal amount of the Note, (ii) an $11.95 million equity investment to be made by the holder hereof in connection with the IPO or the Private Financing and (iii) services to be provided by the holder hereof to the Company, after the IPO or Private Financing as the case may be, valued for purposes of this Warrant at $2 million). Each such Share (as defined below) shall be purchasable at a per share purchase price equal to fifty percent of the initial Price to Public per share or the Private Financing price per share, as the case may be, (such price and such other price as shall result, from time to time, from the adjustments specified in Section 6 hereof is herein referred to as the "Warrant Price"). As used herein, (a) the term "Date of Grant" shall mean the date first set forth above (b) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of this Warrant, (c) the term "Shares" shall mean the Common Stock to be issued by the Company hereunder and any stock into or for which any such Common

Stock may hereafter be converted or exchanged, (d) the term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise, (e) the term "Note" shall mean the note issued by the Company to the holder of this Warrant pursuant to the Note and Warrant Purchase Agreement dated June 19, 1997 (f) the term "Price to Public" shall mean the price to public set forth on the cover page of the final prospectus prepared in connection with the IPO, and (g) the term "Financing Event" shall mean either the IPO or the Private Financing, as applicable..

     1.   Term.  The purchase right represented by this Warrant is exercisable,
          ----
in whole or in part, at any time and from time to time from the closing of the Financing Event through the earliest to occur of (i) five years after the Date of Grant, or (ii) immediately prior to any consolidation or merger of the Company with or into any entity, or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization or any transaction, any series of related transactions in which in excess of 50% of Company's voting power is transferred, or any sale of all or substantially all of the assets of the Company, other than the proposed reincorporation of the Company into Delaware through the merger of the Company with and into Concentric Network Corporation, a Delaware Corporation; provided, however, that the Company shall provide prior written notice of any proposed event referred to in subsection (ii) above (other than the proposed reincorporation into Delaware) so as to allow sufficient time for the parties to obtain Hart-Scott-Rodino compliance, if necessary, to exercise the Warrant.

     2.   Method of Exercise; Payment; Issuance of New Warrant.  During the term
          ----------------------------------------------------
of this Warrant and subject to Sections 3 and 4 below, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 and the Investment Representation Statement
                   -----------
attached hereto as Exhibit A-2 duly completed and executed) at the principal
                   -----------
office of the Company and (b) by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

     3.   Right to Convert Warrant into Stock; Net Issuance.
          -------------------------------------------------

          (a) Right to Convert.  In lieu of exercising this Warrant in the
              ----------------
manner provided above in Section 2, the holder hereof shall have the right to convert this Warrant (the "Conversion

Right"), in whole or in part, at any time and from time to time after the closing of the Financing Event subject to the notice restrictions of Section 4 and prior to the expiration date of the Warrant, by the surrender of this Warrant and the Notice of Exercise form and the Investment Representation Statement attached hereto duly executed to the office of the Company at the address set forth herein (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), into Shares as provided in this Section 3. Upon exercise of this Conversion Right, the holder hereof shall be entitled to receive that number of Shares of the Company equal to the quotient obtained by dividing [(A-B)(X)] by (A), where:

     A    =     the initial price per share in the Financing Event.

     B    =     the Warrant Price.

     X    =     the number of Shares as to which this Warrant is being
                converted.

     If the above calculation results in a negative number, then no Shares shall be issued or issuable upon conversion of this Warrant.

     Upon conversion of this Warrant in accordance with this Section 3, the registered holder hereof shall be entitled to receive a certificate for the number of Shares determined in accordance with the foregoing, and a new Warrant in substantially identical form and dated as of such conversion for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so converted.

     No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). Shares issued pursuant to this Section 3 shall be treated as if they were issued upon the exercise of this Warrant.

          (b) Method of Exercise.  The Conversion Right may be exercised by the
              ------------------
holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of Shares subject to this Warrant which are being surrendered in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the Shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

     4.   Hart-Scott-Rodino Compliance.  Notwithstanding anything else in this
          ----------------------------
Warrant, if the exercise or conversion of this Warrant is subject to the premerger notification requirements of the

Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), it shall be a condition to such exercise or conversion that any waiting period under the HSR Act applicable to the issuance of the Shares shall have expired or been terminated and any approvals required thereunder shall have been obtained, and each of the parties hereby agree to cooperate in promptly filing premerger reports and in taking all steps reasonably necessary to obtain early termination of any applicable HSR Act waiting periods.

     5.   Stock Fully Paid; Reservation of Shares.  All Shares that may be
          ---------------------------------------
issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its capital stock to provide for the exercise of the rights represented by this Warrant.

     6.   Adjustment of Warrant Price and Number of Shares.  The number and kind
          ------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Reclassification.  In case of any reclassification or change of
              ----------------
securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of the number of Shares then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications or changes.

          (b) Subdivision or Combination of Shares.  If the Company at any time
              ------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of capital stock into which this Warrant is exercisable, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          (c) Stock Dividends and Other Distributions.  If the Company at any
              ---------------------------------------
time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to its capital stock issuable hereunder payable in the same class or series of capital stock, or (ii) make any other distribution of capital stock with respect to its capital stock (except any distribution specifically provided for in Sections 6(a) and 6(b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of the applicable class or series of capital stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of such class or series of capital stock outstanding immediately after such dividend or distribution.

          (d) Adjustment of Number of Shares.  Upon each adjustment in the
              ------------------------------
Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     7.   Notice of Adjustments.  Whenever the Warrant Price or the number of
          ---------------------
Shares purchasable hereunder shall be adjusted pursuant to Section 6 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant at such holder's last known address.

     8.   Fractional Shares.  No fractional Shares will be issued in connection
          -----------------
with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Shares on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

     9.   Compliance with Act; Disposition of Warrant or Shares.
          -----------------------------------------------------

          (a) Compliance with Act.  The holder of this Warrant, by acceptance
              -------------------
hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

     "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE

     SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 9 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

     Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

               1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

               2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

               3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

          (b) Disposition of Warrant or Shares.  With respect to any offer, sale
              --------------------------------
or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

          (c) Applicability of Restrictions.  Neither any restrictions of any
              -----------------------------
legend described in this Warrant nor the requirements of Section 9(b) above shall apply to any transfer or grant of a security interest in, this Warrant (or the Shares obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership, (ii) to a partnership of which the holder is partner or (iii) to an affiliated company of the holder; provided,
                                                                   --------
however, in any such transfer, if applicable, the transferee shall agree in
-------
writing to be bound by the terms of this Warrant as if an original signatory hereto.

     10.  Rights as Shareholders; Information.  No holder of this Warrant, as
          -----------------------------------
such, shall be entitled to vote or receive dividends or be deemed the holder of Shares, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

     11.  Representations and Warranties.  Except as set forth in the section
          ------------------------------
captioned "Business--Legal Proceedings" of the Registration Statement on form S-1 (File No. 333-27241) filed with the Securities and Exchange Commission by the Company, the Company hereby represents and warrants to the holder of this Warrant as follows:

          (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

          (b) The Shares have been, or will be upon the closing of the IPO or Private Financing, duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable;

          (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Amended and Restated Articles of Incorporation of the Company as they have been and may be amended from time to time.

          (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Second Amended and Restated Articles of Incorporation or Bylaws, as they may be amended from time to time do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

          (e) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

     12.  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     13.  Notices.  Any notice, request, communication or other document
          -------
required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

     14.  Lost Warrants or Stock Certificates.  The Company covenants to the
          -----------------------------------
holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     15.  Descriptive Headings. The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

     16.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     17.  Severability.  The invalidity or unenforceability of any provision of
          ------------
this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

     18.  Entire Agreement; Modification.  This Warrant constitutes the entire
          ------------------------------
agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.


                                   CONCENTRIC NETWORK CORPORATION
                                   a Florida corporation


                                         /s/ Henry R. Nothhaft
                                   By:________________________________________
                                         Henry R. Nothhaft
                                         President and Chief Executive Officer

                                   Address:   10590 N. Tantau Avenue
                                              Cupertino, CA  94303

                                  EXHIBIT A-1

                              NOTICE OF EXERCISE
                              ------------------


To:  CONCENTRIC NETWORK CORPORATION  (the "Company")

    1.  The undersigned hereby:

        [_] elects to purchase __________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full; or

        [_] elects to exercise its net issuance rights pursuant to Section 3 of the attached Warrant with respect to __________ shares of Common Stock.


    2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                    ________________________________________
                                     (Name)

                    ________________________________________
                                   (Address)

                    ________________________________________
                                   (Address)

                                  EXHIBIT A-2
                                  -----------

                      INVESTMENT REPRESENTATION STATEMENT

                            Shares of the Securities
                    (as defined in the attached Warrant) of
                         CONCENTRIC NETWORK CORPORATION

    In connection with the purchase of the above listed securities, the undersigned hereby represents to Concentric Network Corporation (the "Company") as follows:

    (1) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

    (2) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering and that the Company's reliance on such exemptions is predicated on the undersigned's representation set forth herein.

    (3) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

    (4) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's Disclosures, and has had all questions which have been asked by it satisfactorily answered to the Company.

    (5) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

Dated:___________

                                     WILLIAMS COMMUNICATIONS GROUP, INC.


                                     By:_______________________________
                                          (Signature)

                                        _______________________________
                                          (Title)

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